Supplement to the
Fidelity® Women's Leadership ETF
November 29, 2024
Summary Prospectus

The following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
The fund is jointly and primarily managed by the team of Nicole Connolly (Co-Lead Portfolio Manager), Preeti Sayana (Co-Lead Portfolio Manager), and Kenyon Hunt (Co-Portfolio Manager). Ms. Connolly has managed the fund since 2021, Mr. Hunt has managed the fund since 2023, and Ms. Sayana has managed the fund since 2024.
Ms. Connolly and Ms. Sayana develop the investment strategy for the fund and are not responsible for the operational implementation of the strategy. Mr. Hunt is responsible for the operational implementation of the strategy.
It is expected that Ms. Connolly will retire on or about December 31, 2024. At that time, she will no longer serve as Co-Lead Portfolio Manager of Fidelity® Women's Leadership ETF and Ms. Sayana will assume sole Lead Portfolio Manager responsibilities.
WLE-SUSTK-1224-101 1.9916786.101	December 16, 2024